Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (I) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2003 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 22nd day of January, 2004.

/s/ ROBERT E. GALLAGHER

Robert E. Gallagher

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (I) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2003 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 22nd day of January, 2004.

/s/ T. KIMBALL BROOKER

T. Kimball Brooker

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (I) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2003 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 22nd day of January, 2004

/s/ GARY P. COUGHLAN

Gary P. Coughlan

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren her true and lawful attorney-in-fact and agent, for her, and in her name, place and stead, in any and all capacities (I) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2003 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 22nd day of January, 2004.

/s/ ILENE S. GORDON

Ilene S. Gordon

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (I) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2003 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 22nd day of January, 2004.

/s/ ELBERT O. HAND

Elbert O. Hand

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (I) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2003 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 22nd day of January, 2004.

/s/ DAVID S. JOHNSON

David S. Johnson

Exhibit 24.0

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, for him, and in his name, place and stead, in any and all capacities (I) to sign the Arthur J. Gallagher & Co. Annual Report on Form 10-K for the fiscal year ending December 31, 2003 and any and all amendments thereto and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 22nd day of January, 2004.

/s/ JAMES R. WIMMER

James R. Wimmer